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                                                                   Exhibit 10.15

                             MODIFICATION AGREEMENT


                  In connection with, and in modification of, the Stock Purchase Agreement, dated as of May 31, 1996, among Le Bonheur Health Systems, Inc. ("LHS"), Southern Health Systems, Inc., Nova Holdings, Inc. (the "Company) and Welsh, Carson, Anderson & Stowe VII, L.P. ("WCAS VII"), (the "Agreement") the undersigned hereby agree as follows:

                  1. Terms which are defined in the Agreement are used herein with their meanings as so defined.

                  2. Pursuant to Section 1.01 of the Agreement, the Purchase Price has been adjusted downward by $858,032.

                  3. Closing Date Cash, as shown on the Estimated Closing Balance Sheet delivered pursuant to Section 1.03(a) of the Agreement, is $1,500,000.

                  4. The Estimated Closing Balance Sheet shows Closing Date Equity of $2,873,562.

                  5. Pursuant to Section 1.03 of the Agreement, the Purchase Price is accordingly further adjusted downward by $426,438 to $38,715,530.

                  6. WCAS VII hereby confirms that the Purchasers have today transferred the adjusted Purchase Price of $38,715,530 to Reboul, MacMurray, Hewitt, Maynard & Kristol, ("RMHMK") counsel for the Purchasers and the Company, to be held for the account of the Company. RMHMK acknowledges receipt of such amount. The Company hereby unconditionally promises to pay $38,715,530 to LHS, or order, by wire transfer of immediately available funds on Monday, June 3, 1996, and irrevocably instructs and authorizes RMHMK to transfer such amount by wire to or for the account of LHS in satisfaction of such obligation, such transfer to be in accordance with instructions received by RMHMK from Eugene K. Cashman, president of LHS. RMHMK further agrees to pay to LHS the interest actually earned on investment of such amount for the period May 31 - June 3 promptly after the same has been received.

                  7. If the above described funds are not paid to the order of LHS prior to the close of business on June 3, 1996, then the closing of the Agreement shall be deemed not to have occurred and the Agreement shall be automatically terminated.

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                  IN WITNESS WHEREOF, the parties have executed this
Modification Agreement as of May 31, 1996.

                         NOVA HOLDINGS, INC.


                         By: /s/ Nova Holdings, Inc.
                             ----------------------------------
                             Title:


                         LE BONHEUR HEALTH SYSTEMS, INC.


                         By: /s/ Le Bonheur Health Systems, Inc.
                             ------------------------------------
                             Title:


                         SOUTHERN HEALTH SYSTEMS, INC.


                         By: /s/ Southern Health Systems, Inc.
                             ----------------------------------
                             Title:


                         WELSH CARSON, ANDERSON &
                         STOWE VII, L.P.
                         By WCAS VII Partners, L.P.,
                         General Partner


                         By: /s/ WCAS VII Partners, L.P.
                             ----------------------------------
                             REBOUL, MACMURRAY, HEWITT,
                               MAYNARD & KRISTOL
                             (Solely with respect to its
                               obligations under Section 6.)


                         By: /s/ Reboul, MacMurray, Newitt, Maynard & Kristol
                             ------------------------------------------------